Exhibit 24(a)

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of January, 2009.

/s/ John D. Baker II
John D. Baker II

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of January, 2009.

/s/ John S. Chen
John S. Chen

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of January, 2009.

/s/ Lloyd H. Dean
Lloyd H. Dean

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of January, 2009.

/s/ Susan E. Engel
Susan E. Engel

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of January, 2009.

/s/ Donald M. James
Donald M. James

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of January, 2009.

/s/ Robert L. Joss
Robert L. Joss

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of January, 2009.

/s/ Richard M. Kovacevich
Richard M. Kovacevich

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of January, 2009.

/s/ Mackey J. McDonald
Mackey J. McDonald

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of January, 2009.

/s/ Cynthia H. Milligan
Cynthia H. Milligan

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of January, 2009.

/s/ Nicholas G. Moore
Nicholas G. Moore

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of January, 2009.

/s/ Philip J. Quigley
Philip J. Quigley

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of January, 2009.

/s/ Donald B. Rice
Donald B. Rice

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of January, 2009.

/s/ Stephen W. Sanger
Stephen W. Sanger

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of January, 2009.

/s/ Robert K. Steel
Robert K. Steel

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of January, 2009.

/s/ John G. Stumpf
John G. Stumpf

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of January, 2009.

/s/ Susan G. Swenson
Susan G. Swenson